Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
February 28, 1999



Expected B Maturity 7/15/2003


Blended Coupon 5.7914%


Excess Protection Level
3 Month Average   5.97%
February, 1999   6.11%
January, 1999   5.85%
December, 1998   5.97%


Cash Yield17.82%


Investor Charge Offs 5.13%


Base Rate 6.59%


Over 35 Day Delinquency 5.38%


Seller's Interest 9.80%


Total Payment Rate13.67%


Total Principal Balance$40,800,539,305.60


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$3,998,619,787.11